                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K


                                Current Report


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



      Date of Report (date of earliest event reported): December 29, 1995


                       Armstrong World Industries, Inc.
            (Exact name of registrant as specified in its charter)


          Pennsylvania                 1-2116                23-0366390
  (State or other jurisdiction      (Commission            (IRS Employer
        of incorporation)           File Number)       Identification Number)


313 West Liberty Street, P.O. Box 3001, Lancaster, Pennsylvania       17604
               (Address of principal executive offices)               (ZIP Code)



       Registrant's telephone number, including area code:(717) 397-0611

Item 2.  Acquisition or Disposition of Assets.

     On December 29, 1995, pursuant to a Stock Purchase Agreement by and among Armstrong World Industries, Inc. (the "Registrant") and one of its wholly owned subsidiaries, on the one hand, and INTERCO INCORPORATED ("INTERCO"), on the other hand, dated as of November 18, 1995 (the "INTERCO Agreement"), the Registrant sold one hundred percent of its stock in its furniture subsidiary, Thomasville Furniture Industries, Inc. ("Thomasville") to INTERCO in exchange for approximately $331 million in cash (subject to post-closing adjustments) and the assumption by INTERCO of approximately $8 million of Thomasville debt. The consideration received by the Registrant for the Thomasville shares was determined in arms-length negotiations with INTERCO.

     The Registrant is not aware of any material relationship between it or any of its directors or officers, or between any affiliate or the directors or officers of any affiliate, and INTERCO that existed at the date of the disposition.

     The foregoing is a summary description of the disposition of Thomasville and related transactions and is qualified in its entirety by reference to the INTERCO Agreement and other exhibits filed with this Form 8-K.

Item 5.  Other Events.

     On January 2, 1996, the Registrant issued a press release announcing the completion of the sale of Thomasville, a copy of which is attached hereto as
Exhibit 99.01.

Item 7.  Financial Statements and Exhibits.

     (a)  Financial statements of business acquired.

          Not Applicable.

     (b)  Pro forma financial information.

Armstrong World Industries, Inc. and Subsidiaries
Unaudited Pro Forma Financial Statements

The following unaudited pro forma financial statements are presented for informational purposes only and do not purport to be indicative of the financial position which would actually have existed or the results of operations which would actually have been obtained if the transactions had occurred in the periods indicated below or which may exist or be obtained in the future. The ultimate use of the proceeds may differ from the assumptions used herein.

The following unaudited pro forma statements of operations for the year ended December 31, 1994 and the nine months ended September 30, 1995 give effect to

  i. the elimination of the results of operations of Thomasville, an indirectly wholly owned subsidiary of the Registrant, which was sold as described in the accompanying notes, and

 ii. the related pro forma adjustments described in the accompanying notes.

The pro forma results of operations are presented as though the disposal occurred on January 1, 1994.

The following unaudited pro forma balance sheet as of September 30, 1995 gives effect to the disposal of Thomasville and the related pro forma adjustments described in the accompanying notes. The balance sheet is presented as though the disposal occurred on September 30, 1995.

These statements should be read in conjunction with the historical financial statements and accompanying notes of the Registrant.

               Armstrong World Industries, Inc. and Subsidiaries
                      Pro Forma Balance Sheet (Unaudited)
                           as of September 30, 1995
                             (amounts in millions)

                                                        Armstrong                    Pro-Forma         Armstrong
                                                       Consolidated  Thomasville     Adjustments       Pro-Forma
----------------------------------------------------------------------------------------------------------------
Assets
Cash and cash equivalents                                   $18.4                     $267.5 (a)       $285.9
Accounts and notes receivable, net                          359.0        ($73.4)         0.0            285.6
Inventories
  Finished goods                                            219.6         (22.4)         0.0            197.2
  Work in process                                            36.7          (8.3)         0.0             28.4
  Raw materials and supplies                                 79.6         (33.9)         0.0             45.7
Inventories                                                 335.9         (64.6)         0.0            271.3
Income tax benefits                                          43.9          (2.6)         8.4 (b)         49.7
Other current assets                                         29.5           0.0         (5.2)(b)         24.3
Total current assets                                        786.7        (140.6)       270.7            916.8

Property, plant and equipment, gross                      2,315.0        (244.4)         0.0          2,070.6
  Less accumulated depreciation and amortization          1,206.8        (139.2)         0.0          1,067.6
Property, plant and equipment, net                        1,108.2        (105.2)         0.0          1,003.0

Insurance for asbestos-related liabilities                  184.0           0.0          0.0            184.0
Other noncurrent assets                                     277.0          (5.2)         1.6 (c)        273.4
----------------------------------------------------------------------------------------------------------------
Total assets                                             $2,355.9       ($251.0)      $272.3         $2,377.2
----------------------------------------------------------------------------------------------------------------
Liabilities
Short-term debt                                              63.7                      (63.7)(a)          0.0
Current installments of long-term debt                       59.0                        0.0             59.0
Accounts payable and accrued expenses                       363.2         (49.4)        26.6 (b)        340.4
Income taxes                                                 25.2                       61.0 (c)         86.2
Total current liabilities                                   511.1         (49.4)        23.9            485.6

Long-term debt                                              197.4          (8.0)         0.0            189.4
ESOP loan guarantee                                         240.4                        0.0            240.4
Deferred income taxes                                        25.8           4.3         (4.3)(b)         25.8
Postemployment and postretirement benefit liabilities       271.1         (29.1)         0.0            242.0
Asbestos-related liabilities                                184.0                        0.0            184.0
Other long-term liabilities                                 132.1        (137.4)       135.4 (b)        130.1
Minority interest in subsidiaries                            10.5                        0.0             10.5
Total noncurrent liabilities                              1,061.3        (170.2)       131.1          1,022.2

Shareholders' equity
Convertible preferred stock at redemption value             258.9           0.0          0.0            258.9
Common stock                                                 51.9           0.0          0.0             51.9
Capital in excess of par value                               46.9           0.0          0.0             46.9
Reduction for ESOP loan guarantee                          (228.2)          0.0          0.0           (228.2)
Retained earnings                                         1,137.4         (31.4)       117.3 (c)      1,223.3
Foreign currency translation                                 20.2           0.0          0.0             20.2
Treasury stock                                             (503.6)          0.0          0.0           (503.6)
Total shareholders' equity                                  783.5         (31.4)       117.3            869.4
----------------------------------------------------------------------------------------------------------------
Total liabilities and shareholders' equity               $2,355.9       ($251.0)      $272.3         $2,377.2
----------------------------------------------------------------------------------------------------------------

See page 5 for notes (a), (b), and (c).
                                     - 3 -

               Armstrong World Industries, Inc. and Subsidiaries
               Consolidated Statements of Operations (Unaudited)
                 for the nine months ended September 30, 1995
                (amounts in millions except for per-share data)


                                                Armstrong                    Pro-Forma          Armstrong
                                               Consolidated   Thomasville    Adjustments        Pro-Forma
---------------------------------------------------------------------------------------------------------
Net sales                                        $2,175.8        ($408.3)                        $1,767.5
---------------------------------------------------------------------------------------------------------
Cost of goods sold                                1,512.9         (326.8)                         1,186.1
Gross profit                                        662.9          (81.5)                           581.4

Selling, general and administrative expenses        402.1          (52.8)                           349.3
Restructuring charges                                72.4           (0.6)                            71.8

Operating income                                    188.4          (28.1)                           160.3

Interest expense                                     25.3            0.0           (1.9)(d)          23.4
Other expense/(income), net                           2.2            0.0                              2.2

Earnings before income taxes                        160.9          (28.1)           1.9             134.7
Income taxes                                         54.4          (11.1)           0.7 (e)          44.0
---------------------------------------------------------------------------------------------------------
Net earnings                                       $106.5         ($17.0)          $1.2             $90.7
---------------------------------------------------------------------------------------------------------
Net earnings per share of common stock
  Primary                                           $2.55                                           $2.13
  Fully diluted                                     $2.33                                           $1.96

Average number of common shares and common
  equivalent shares outstanding
  Primary                                            37.6                                            37.6
  Fully diluted                                      43.0                                            43.0

See page 5 for notes (d) and (e).

               Armstrong World Industries, Inc. and Subsidiaries
               Consolidated Statements of Operations (Unaudited)
                     for the year ended December 31, 1994
                (amounts in millions except for per-share data)

                                               Armstrong                  Pro-Forma         Armstrong
                                              Consolidated  Thomasville   Adjustments       Pro-Forma
-----------------------------------------------------------------------------------------------------
Net sales                                       $2,752.7       ($526.8)                      $2,225.9
-----------------------------------------------------------------------------------------------------
Cost of goods sold                               1,904.7        (420.8)                       1,483.9
Gross profit                                       848.0        (106.0)                         742.0

Selling, general and administrative expenses        514.8         (67.4)                        447.4


Operating income                                   333.2         (38.6)                         294.6

Interest expense                                    28.3           0.0          (3.0)(d)         25.3
Other expense/(income), net                          0.4           0.0                            0.4

Earnings before income taxes                       304.5         (38.6)          3.0            268.9
Income taxes                                        94.1         (15.6)          1.1 (e)         79.6
-----------------------------------------------------------------------------------------------------
Net earnings                                      $210.4        ($23.0)         $1.9           $189.3
-----------------------------------------------------------------------------------------------------

Net earnings per share of common stock
  Primary                                          $5.22                                        $4.66
  Fully diluted                                    $4.64                                        $4.15

Average number of common shares and common
  equivalent shares outstanding
  Primary                                           37.5                                         37.5
  Fully diluted                                     43.4                                         43.4

See page 5 for notes (d) and (e).

Armstrong World Industries, Inc. and Subsidiaries
Notes to Unaudited Pro Forma Financial Statements

The Armstrong Consolidated column in the pro forma balance sheet as of September 30, 1995 and the pro forma statements of operations for the year ended December 31, 1994 and the nine months ended September 30, 1995 include Thomasville's results for the full periods.

The statements do not include the effects of the ceramic tile business combination with Dal-Tile International completed on December 29, 1995. The effects of the ceramic tile business combination will be filed under a separate 8-K.

On December 29, 1995, the Registrant caused the sale of all shares of Thomasville to INTERCO for $331.2 million of cash. This sale is reflected in the pro forma balance sheet pro forma adjustments column as follows:

(a) The cash proceeds reduce short-term debt by $63.7 million and the remaining $267.5 million is retained as cash.
(b) Additional adjustments are also reflected in the pro forma adjustments column as follows:

    Balance sheet category                                       Amounts in millions
    Income tax benefits                                                     $  8.4
    Other current assets-pension liability                                     5.2
    Accounts payable and accrued expenses                                     26.6
    Deferred income taxes retained from Thomasville                            4.3
    Other long-term liabilities                                              135.4

(c) Retained earnings reflects an estimated gain of $85.9 million (net of estimated accrued expenses of $7.5 million, pension curtailment gain of $1.6 million, tax expenses of $61.0 million and tax benefits of $5.8 million) on the sale as though the disposal had occurred on September 30, 1995.

    The estimated gain of $85.9 million was computed as follows:

    (amounts in millions)
      Cash proceeds                                                    $331.2
      Less net assets sold, fees incurred, and taxes                    213.9
                                                                       ------
                                                                        117.3
      Less Thomasville historical retained earnings                      31.4
                                                                       ------
      Estimated gain                                                   $ 85.9
                                                                       ======

    The actual gain to be recorded as of December 29, 1995 will differ from the estimated pro forma gain assumed in the September 30, 1995 pro forma balance sheet.

The pro forma statements of operations pro forma adjustments column for the year ended December 31, 1994 and the nine months ended September 30, 1995 reflect interest expense adjustments related to short-term debt reduction as follows:

                                                       Year ended      Nine months ended
(amounts in millions)                               December 31, 1994  September 30, 1995
(d)  Reduction in interest expense at an assumed
     average interest rate of 6.0%                               $3.0                $1.9
(e)  Increase in income taxes related to the
     reduction in interest expense                                1.1                 0.7


Interest income from investment of cash proceeds in excess of those used to reduce short-term debt is not reflected in the pro forma statements of operations pro forma adjustments column for the year ended December 31, 1994 and the nine months ended September 30, 1995. If these proceeds had been invested the effect on the statements of operations would have been as follows:

                                                Year ended      Nine months ended
(amounts in millions)                        December 31, 1994  September 30, 1995
Increase in interest income at an assumed
  average interest rate of 5.0%                        $14.1               $10.8
Increase in income taxes related to the
 increase in interest income                             5.0                 3.8
Increase to net earnings                                 9.1                 7.0
Increase to earnings per share
  Primary                                              $ .24               $ .19
  Fully diluted                                          .21                 .16

The pro forma statements of income do not reflect the estimated gain on the sale or any earnings from the investment of the proceeds in excess of the amounts used to reduce short-term debt.

                                 Exhibit Index
                                 -------------


Exhibit No.                Description                     Sequential Page No.
-----------                -----------                     -------------------
     2.01     Stock Purchase Agreement by               Filed herewith at page 10.
              and among INTERCO, on the one
              hand, and the Registrant and
              Armstrong Enterprises, Inc., on
              the other hand, dated as of
              November 18, 1995.

    99.01     Press Release dated January 2, 1996.      Filed herewith at page 105.

    99.02     Press Release dated November 20, 1995.    Incorporated herein by
                                                        reference to Exhibit 99
                                                        to the Form 8-K filed
                                                        by the Registrant on
                                                        November 19, 1995.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     ARMSTRONG WORLD INDUSTRIES, INC.
                                     (A Pennsylvania corporation)


Dated: January 16, 1996              By:    /s/ L.A. Pulkrabek
                                        ---------------------------
                                          L.A. PULKRABEK
                                            Senior Vice President, Secretary and
                                            General Counsel